UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 1, 2007

Genesee & Wyoming Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31456	06-0984624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 Field Point Road, Greenwich, Connecticut 06830
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (203) 629-3722

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

On May 1, 2007, Genesee & Wyoming Inc. (GWI) issued a press release reporting financial results for the first quarter of 2007. A copy of the press release is attached hereto as Exhibit 99.1. The attached Exhibit 99.1 is furnished in its entirety pursuant to this Item 2.02 and is incorporated herein by reference.

Item 8.01. Other Events

As previously disclosed in GWI's Form 10-K for the fiscal year ended December 31, 2006 (Form 10-K), in October 2005,  GWI's Mexican railroad operation, Compañía de Ferrocarriles Chiapas-Mayab, S.A. de C.V. (FCCM) was struck by Hurricane Stan with the most severe impact concentrated in the State of Chiapas between the town of Tonalá and the Guatemalan border. Approximately 70 bridges were damaged or destroyed, and various segments of track were washed out, rendering portions of the rail line inoperable absent reconstruction. There has been uncertainty as to whether sufficient funds would be available from the Mexican government to fund the reconstruction of the damaged rail line.

Although a definitive agreement with the Mexican government regarding the reconstruction of the rail line in Chiapas has not yet been reached, there have been non-binding agreements in principle relating to the following key items. First, the Mexican Ministry of Communications and Transportation (SCT), represented by the Undersecretary of Transportation, will seek to secure funds to rebuild the Chiapas line. Second, the SCT has agreed that if the rail line reconstruction is not completed by a specific date, GWI will have the right to sell the business back to the Mexican government for a pre-arranged price. Third, the SCT has agreed that the Mexican government will put in place insurance coverage related to catastrophic events. However, the details of the insurance coverage have not been finalized.

No assurance can be given that GWI will be able to obtain appropriate insurance protection or enter into satisfactory definitive agreements with the Mexican government.  GWI's inability to obtain appropriate insurance protection or finalize agreements to its satisfaction could result in our exiting Mexico.

For additional information on GWI's Mexican operations, see the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Overview-Mexico” and under “Risk Factors” in our Form 10-K.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibit.

99.1 Press release, dated May 1, 2007, announcing results for the first quarter of 2007

Forward-Looking Statements

Certain statements in this report that discuss GWI’s expectations are forward-looking statements within the meaning of the federal securities laws and are based upon GWI’s current belief as to the outcome of future events. Although GWI believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, actual results could differ materially from those set forth in the forward-looking statements. GWI cautions investors and potential investors not to place undue reliance on such statements and disclaims any intention to update the current expectations or forward-looking statements contained in this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESEE & WYOMING INC.

Date: May 1, 2007	By:	/s/ Timothy J. Gallagher
Name: Timothy J. Gallagher
Title: Chief Financial Officer